UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016 (June 8, 2016)

QUANTUM MATERIALS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52956	20-8195578
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3055 Hunter Road San Marcos, TX	78666
(address of principal executive offices)	(zip code)

214-701-8779

(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a material definitive agreement.

Solterra Renewable Technologies, Inc. (“Solterra”), a wholly-owned subsidiary of Quantum Materials Corp. (the “Company”), has entered into amended licensing agreement with The University of Arizona (“UA”). The sole purpose of the amendment is to adjust the minimum annual royalty due date schedule.

The Company had previously announced that it was working with UA to amend the licensing agreement in its Form 10-Q for the three months ended March 31, 2016.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1	June 8, 2016 Amendment to the License Agreement between Solterra and UA. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM MATERIALS CORP.

Dated: June 9, 2016	/s/ Craig Lindberg
Craig Lindberg, CFO